united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

Eric Kane.

80 Arkay Drive, Suite 110, Hauppauge, New York, 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/17

Item 1. Reports to Stockholders.

Newfound Risk Managed Global Sectors Fund
Class A Shares NFGAX
Class C Shares NFGCX
Class I Shares NFGIX

Newfound Multi-Asset Income Fund
Class A Shares NFMAX
Class C Shares NFMCX
Class I Shares NFMIX

Newfound Risk Managed U.S. Sectors Fund
Class A Shares NFDAX
Class C Shares NFDCX
Class I Shares NFDIX

Annual Report

March 31, 2017

Dear Shareholders,

We are pleased to provide our third Annual Letter to Shareholders.

In March, the current bull market turned eight years old. To commemorate it, we published a research note titled “Anatomy of a Bull Market.” In the piece, we studied the period from 1903 to 2016. Over this period, there were twelve bull markets in U.S. equities. The average bull market lasted 8.1 years with a total return of  387%.

The current bull market is the 7th longest and the 6th strongest. For it to be the longest ever, it would need to continue through the fourth quarter of 2023. For it to be the largest ever, we would need to see 665% of additional total return as measured from the end of 2016.

While these types of statistics are interesting, it’s an incomplete picture of the true anatomy of bull markets. In the full research piece, we examined the same data from four perspectives:

1.	Velocity: How fast do bull and bear markets unfold?

2.	Sources of Return: How much of bull market returns are composed of inflation? Dividend yield? Earnings growth? Valuation changes?

3.	Experience: What was the experience of an investor using a balanced 50/50 equity/bond asset allocation during these bull markets?

4.	Context: How does the experience of bull and bear markets in the U.S. compare to other markets around the world?

For readers wanting to view the full analysis, please visit our blog at blog.thinknewfound.com. In this letter, however, we want to highlight two findings.

First, not all bull markets are created equal in terms of sources of return.

For example, the bull market of the 70s and 80s was driven largely by inflation. On a nominal or pre-inflation basis, this was the second largest bull market of all time. On a real or post-inflation basis, however, it drops to just the fifth largest.

Both of the two most recent bull markets are unique in their own right.

The pre-global financial crisis bull market – lasting from February 2003 to October 2007 – had the largest share of return driven by earnings growth at just north of 30%. The current bull market is only the second instance of a large (greater than 100%) bull market where more than half the gains have come from expanding valuation multiples.

The contribution from valuation expansion is larger than even the buildup of the tech bubble.

Going beyond headline shock and awe, however, we recognize that classifying all valuation changes into a single bucket is probably painting with too broad of a brush. Valuations returning to normal after a market crash is not the same as valuations expanding from historical averages to all-time highs.

As a result, we split out valuation changes into two parts: “Valuation Normalization” (valuations increasing from historically low levels to the long-term median) and “Valuation Expansion” (valuations increasing from the long-term median to higher levels.

When all valuation changes are lumped together, the current bull market is the 2nd most valuation-centric. For comparison, the pre-global financial crisis (“PFC”) bull market and the tech bubble (“TB”) bull market are 5th and 3rd, respectively.

When we focus, however, on only valuation expansion, the current bull market drops to 5th. In this new ranking, the PFC bull market rises to 2nd and the TB bull market rises to 1st.

Second, many investors don’t hold 100% stock allocations. As a result, their experience during equity bull markets will also depend on bond returns.

Despite the continued secular decline in interest rates, the last two bull markets (February 2003 to October 2007 and March 2009 to December 2016) have actually been below average for balanced investors.

Why? Because the relative performance of a balanced investor vs. a stock investor will not only depend on the path of interest rates (i.e. do rates increase or decrease), but also on the average interest rate over the period.

For ideal bull market up capture, balanced investors should hope for high and declining interest rates. Recently, we’ve had the latter, but not the former.

So what does all of this mean for investors?

Drawing conclusions about a bull market’s continued viability based solely on comparisons to past bull markets can be misleading. Bull markets can differ from each other in many ways.

While the dependence of valuation expansion for returns in this bull market may be alarming at first, it is mitigated by the fact that a material part of this valuation expansion was reversion to the mean following the global financial crisis.

That being said, with the Dow now above 20,000, worries about the sustainability of this bull are real. By historical standards, the U.S. equity market certainly looks to be overvalued. As of December, the Shiller CAPE (Cyclically Adjusted Price to Earnings) ratio was in the 96th percentile.

One argument often put forward in defense of high valuations is the Fed Model. According to the Fed Model, stocks are cheap when earnings yields – the inverse of the P/E (price to earnings) ratio – are higher than nominal interest rates. Conversely, stocks are expensive when earnings yields are lower than nominal interest rates.

As of December, the S&P 500’s CAPE was 27.9, implying an earnings yield of 3.59%. By comparison, the 10-year Treasury rate was only 2.45%. Putting these data points together, Fed Model proponents would argue that stocks are actually undervalued given the current economic environment, even though valuations are high relative to historical benchmarks.

In fact, CAPE would have to rise all the way to 40.8 for earnings yield to come into parity with the 10-year Treasury rate. This would put the S&P 500 within spitting distance of the all-time high CAPE of 44.2 from December 1999. The S&P 500 would need to appreciate by more than 40% from its March 2017 close to reach this CAPE level.

Ultimately, the Fed Model is an attempt at giving context to equity valuations. And we are always quick to point out that context is crucial. Intuitively, it seems reasonable that “fair” equity valuations may change over time as the economy evolves.

That being said, the Fed Model is flawed and is not the right tool to provide this context. At its core, the Fed Model states that expected equity and bond returns should be equal where earnings yield is used as a proxy for expected equity returns and current yields are used as proxies for bond returns.

Of course, expected stock and bond returns do not have to be equal. In fact, we expect equity returns to be higher since stocks are riskier. This fact alone invalidates the strictest interpretations of the Fed Model.

However, let’s ignore this and assume that expected stock and bond returns should be equal. What happens when interest rates fall? Under the Fed model, lower interest rates imply lower equity returns. Lower equity returns imply lower earnings yield (i.e. higher P/E) since earnings yield is used as the proxy for equity returns in the Fed Model.

Herein lies the second problem with the Fed Model. Equity returns do not come solely from earnings yield. If valuations remain constant, equity returns will roughly equal the sum of earnings yield and earnings growth. Lower expected equity returns could come from valuations adjusting upward (and earnings yield downward), from depressed earnings growth, or from some combination of the two.

In fact, intuition would suggest that downward shifts in rates are more likely to depress earnings growth than they are to increase equity valuations. For example, assume that rates decline due to a reduction in expected inflation. Historical evidence suggests that nominal earnings growth reacts roughly one-for-one to inflation (i.e. 1% additional inflation will increase earnings by 1%).

None of this is meant to argue for or against equities being overvalued. What we do believe strongly is that investors should be careful not to grow complacent with current valuation levels just because interest rates are near historical lows.

The rub for investors is that bonds, the go-to tool for risk management, are very unattractive. This is especially true for conservative and moderate risk profile clients that would typically maintain a 40%+ allocation to bonds. Tying up that much capital in an asset class unlikely to do much better than inflation is highly problematic for many financial plans.

To deal with high valuations and potentially muted returns in both core U.S. stocks and bonds, we recommend that clients consider the following approaches:

-	Develop thoughtful, forward-looking strategic allocations →For example, we are currently embracing the concept of “Income as growth.” Valuations in high income asset classes are attractive relative to those in equities and investment grade fixed income. We believe that in many cases these asset classes (e.g. high yield, REITs, MLPs, emerging market bonds, bank loans) can be used between core stock and bond holdings.

-	Acknowledge behavioral finance → We believe that the optimal plan is one we can stick to. This means considering not just the merits of individual strategies and asset classes, but also how clients will react to the performance of the overall portfolio across different market environments. This means addressing both loss aversion (the idea that the pain caused by losses exceeds the joy created by gains) and relative performance vs. common benchmarks.

-	Move beyond fixed income for risk management → Satellite and alternative strategies like momentum-driven tactical asset allocation, managed futures, and equity long-short can complement fixed income in the risk mitigation bucket.

-	Harvest factor premia → Historically rewarded factor premia like momentum, value, carry, and low volatility can potentially help improve risk-adjusted returns both within the equity and non-equity portions of a portfolio.

-	Diversify, diversify, diversify → Take advantage of the potentially large benefits of strategy and manager diversification. Holding more than one strategy to achieve a given objective can harvest diversification and reduce tracking error without necessarily sacrificing long-term returns.

Newfound Risk Managed Global Sectors Fund

Performance and Positioning Review

For the one-year period that ended March 31, 2017, the Newfound Risk Managed Global Sectors Fund returned 11.97%, 11.10%, and 12.20% on a total-return basis for the Class A shares, Class C shares, and Class I shares, respectively. This compares to 15.04% for the MSCI ACWI Net Return Index (“MSCI ACWI”) and 7.45% for a 50/50 blend of MSCI ACWI and the Barclays U.S. 1-3 Year Treasury Bond Index (“Balanced Benchmark”).

Nine of the ten sectors in the universe were positive for the period. The lone exception was Telecommunications, which was down 0.7%. Five of the nine positive sectors outperformed the MSCI ACWI: Financials (+26.8%), Materials (+26.3%), Technology (+25.8%), Industrials (+16.2%), and Energy (+15.9%). Consumer Discretionary (+10.8%), Health Care (+8.6%), Utilities (+5.0%), and Consumer Staples (+4.4%) all appreciated, but lagged the benchmark.

The Fund’s average equity exposure during the fiscal year was greater than 99%. From a sector perspective, our largest average positions were in Energy, Industrials, Materials, and Technology. Our smallest positions were in Health Care, Telecommunications, and Utilities.

Broadly speaking, we can divide the fiscal year into four periods. From March 31, 2016 through June 27, 2016, the MSCI ACWI traded in a relatively narrow band, ultimately losing 3.7% for the period. The Balanced Benchmark was down 1.7% over the same timeframe. During this period, the Fund consistently had an equity allocation in excess of 90% and was broadly diversified from a sector perspective, with the only two noticeable average underweights being in Financials and Health Care. Eight of the ten sectors in the universe declined over this period. Energy (+4.5%) was the best performing sector and Consumer Discretionary (-7.4%) was the worst performing sector. The Fund underperformed the Balanced Benchmark during this period (-2.9% for the I Share vs. -1.7% for the Balanced Benchmark) due to the equity overweight.

From June 27, 2016 through September 7, 2016, the MSCI ACWI and the Balanced Benchmark rose 11.9% and 5.8%, respectively. The Fund was fully invested in equities over this period, with positions in every sector. All ten sectors were positive for the period, with five enjoying double digit returns. Technology was the sector leader, gaining 18.3%. Utilities and Telecommunications were the only two sectors not to rise more than 5%. In a reversal from the prior period, the equity overweight contributed to returns as the Fund returned 9.7% (I Share) vs. 5.8% for the Balanced Benchmark.

Heading into the U.S. presidential election, this market rally stagnated. The MSCI ACWI lost 4.8% through November 4, 2016. The Balanced Benchmark lost 2.4% as short-term Treasuries held their value with coupon payments offsetting rising rates.

Sector-specific declines caused us to reduce our positions in Health Care, Telecommunications, and Utilities. The best and worst performing sectors for the period were Materials (-1.9%) and Health Care (-9.0%). The Fund’s full allocation to equities caused underperformance vs. the Balanced Benchmark (I Share down 5.1% vs. a 2.4% loss for Balanced Benchmark).

These losses were wiped away less than a month after the presidential election. From November 4, 2016 through March 31, 2017, the MSCI ACWI and the Balanced Benchmark gained 12.5% and 5.8%, respectively. All ten sectors ended the period in positive territory, with six of the ten up more than 10%. The best performing sector was Financials (+19.6%), which rallied on increasing rate hike expectations. The worst performing sector was Telecommunications (+5.6%). The Fund’s full equity allocation led to 5.2% of outperformance vs. the Blended Benchmark (+11.0% for the I Share vs. +5.8% for the Blended Benchmark).

From a return perspective, the Fund’s relative performance vs. the Blended Benchmark, represents the performance of a static asset allocation, can be decomposed into four parts:

1.	Asset allocation (i.e. the allocation between global equities and fixed income)

2.	Performance of our equal sector weight base portfolio vs. the market-cap weighted MSCI ACWI

3.	Individual tactical sector decisions

4.	Rebalance methodology including dollar cost averaging [1] and trade optimization[2]

For the year, the Fund returned +12.20% (I Share) vs. 7.44% for the Blended Benchmark. The most significant contributor to outperformance was our decision to overweight stocks vs. the 50/50 stock/bond Blended Benchmark. This decision as driven by broad-based equity momentum. Based on our momentum models, equity trends were the strongest they’ve been since the period from February 2014 to February 2015.

The equal sector weight base portfolio was a modest detractor from performance as the average return across the ten sectors in the universe was 13.9% compared to a 15.0% return for MSCI ACWI. Our rebalance methodology was also a modest detractor from performance. These detractors were partially offset by positive contributions from the decisions to overweight and underweight certain sectors.

[1]	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

[2]	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2017, we were invested materially in all ten of the sectors in our universe. We would need a correction of approximately 12% for a short-term Treasury position to be initiated and a sell-off of more than 15% for the portfolio to go 100% defensive.

Newfound Risk Managed U.S. Sectors Fund

Performance and Positioning Review

For the one-year period that ended March 31, 2017, the Newfound Risk Managed U.S.       Sectors Fund returned 13.45%, 12.55%, and 13.88% on a total return basis for the Class A shares, Class C shares, and Class I shares, respectively. This compares to 17.17% for the S&P 500 Index (“S&P 500”) and 8.45% for a 50/50 blend of the S&P 500 and the Barclays U.S. 1-3 Year Treasury Bond Index3 (“Balanced Benchmark”).

All nine of the sectors in the universe were positive for the period. Four sectors outperformed the S&P 500: Financials (+32.2%), Materials (+19.3%), Technology (+22.3%), and Industrials (+19.9%). Energy (+15.7%), Consumer Staples (+5.5%), Utilities (+7.0%), Health Care (+11.5%), and Consumer Discretionary (+13.0%) all appreciated, but lagged the benchmark.

The Fund’s average equity exposure during the fiscal year was greater than 98%. From a sector perspective, our largest average positions were in Energy, Industrials, Consumer Discretionary, and Technology. Our smallest average positions were in Financials and Health Care.

Broadly speaking, we can divide the fiscal year into four periods. From March 31, 2016 through June 27, 2016, the S&P 500 traded in a relatively narrow band, ultimately losing 2.4% for the period. The Balanced Benchmark was down 0.9% over the same timeframe. The Fund started the period with an allocation of approximately 37.5% to short-term U.S. Treasuries as a result of early 2016 market volatility. The defensive allocation was eliminated by the end of April. From a sector perspective,

[3]	The Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years.

Health Care was the lone sector that was left out of the portfolio for the entire period. Industrials, Consumer Staples, and Utilities were on average overweight and Materials and Energy were on average underweight. Five of the nine sectors in the universe declined over this period. Energy (+5.1%) was the best performing sector and Technology (-6.2%) was the worst performing sector. The Fund underperformed the Balanced Benchmark during this period (-2.5% for the I Share vs. -0.9%) due to the equity overweight.

From June 27, 2016 through September 7, 2016, the S&P 500 and the Balanced Benchmark rose 9.8% and 4.7%, respectively. The Fund was fully invested in equities over this period, with positions in every sector. Eight of the nine sectors were positive for the period, with four enjoying double digit returns. Technology was the leader for the period, advancing 15.2%. Utilities was the only sector that declined, losing 1.7% for the period. In a reversal from the prior period, the equity overweight contributed to returns as the Fund returned 7.6% (I Share) vs. 4.7% for the Balanced Benchmark.

Heading into the election, this market rally stagnated. The S&P 500 lost 4.3% through November 4, 2016. The Balanced Benchmark lost 2.2% as short-term Treasuries held their value with coupon payments offsetting rising rates. We reduced our position in Utilities over the period due to weakness in the sector. The best and worst performing sectors for the period were Financials (-1.7%) and Health Care (- 8.5%). The Fund’s full allocation to equities caused underperformance vs. the Balanced Benchmark (I Share down 4.5% vs. a 2.2% loss for Balanced Benchmark).

These losses were wiped away less than a month after the presidential election. From November 4, 2016 through March 31, 2017, the S&P 500 and the Balanced Benchmark gained 14.3% and 6.8%, respectively. All nine sectors ended the period in positive ground, with six of the nine up more than 10%. The best performing sector was Financials (+22.7%), which rallied on increasing rate hike expectations. The worst performing sector was Energy (+4.3%). The Fund’s full equity allocation led to 6.8% of outperformance vs. the Blended Benchmark (+13.7% for the I Share vs. +6.8% for the Blended Benchmark).

From a return perspective, the Fund’s relative performance vs. the Blended Benchmark, which is meant to represent the performance of static asset allocation, can be decomposed into four parts:

1.	Asset allocation (i.e. the allocation between U.S. equities and fixed income)

2.	Performance of our equal sector weight base portfolio vs. the market-cap weighted S&P 500

3.	Individual tactical sector decisions

4.	Rebalance methodology including dollar cost averaging [4] and trade optimization[5]

For the year, the Fund returned +13.88% (I Share) vs. 8.45% for the Blended Benchmark. The most significant contributor to outperformance was our decision to overweight stocks vs. the 50/50 stock/bond Blended Benchmark. This decision was driven by broad-based equity momentum. Based on our momentum models, equity trends were strongest they’ve been since the period from May 2014 to May 2015.

The equal sector weight base portfolio was a modest detractor to performance as the average return across the nine sectors in the universe was 16.2% compared to a 17.2% return for the S&P 500. Our rebalance methodology and the individual sector calls, especially the bias towards more defensive sectors coming off the market lows in early 2016, were also modest detractors from performance.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2017, we were invested in all nine of the sectors in the universe. We would need a correction of approximately 13% for a short-term Treasury position to be initiated and a sell-off of more than 15% for the portfolio to go 100% defensive.

Newfound Multi-Asset Income Fund

Performance and Positioning Review

For the one-year period that ended March 31, 2017, the Newfound Multi-Asset Income Fund returned 7.51%, 6.80%, and 7.72% on a total-return basis for the Class A shares, Class C shares, and Class I shares, respectively. Over the same period, the MSCI ACWI Net Return Index (“MSCI ACWI”), Barclays Aggregate Bond Index

[4]	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

[5]	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

(“Barclays Aggregate”), and a 50/50 blend of the MSCI ACWI and Barclays Aggregate (“Blended Benchmark”) returned 15.04%, 0.44%, and 7.56%, respectively.

Since launch, the Fund’s annualized volatility6 has been 4.2% compared to 11.5% for the MSCI ACWI, 3.0% for the Barclays Aggregate, and 5.8% for the Blended Benchmark. The Fund was diversified to both core stocks (correlation7 of 0.49 to the MSCI ACWI) and core bonds (correlation of 0.72 to the Barclays Aggregate).

The last twelve months were strong for the high-income universe, especially relative to core bonds. Of the sixteen exposures in our universe, four outperformed the MSCI ACWI and fourteen outperformed the Barclays Aggregate. The average return across our investment universe was +9.5%.

The best performing asset classes were mortgage REITs (+29.1%), MLPs (+27.1%), convertible bonds (+16.6%), and U.S. dividend stocks (+16.0%). The worst performing asset classes were U.S. Treasuries (-5.3%), international Treasuries
(-4.4%), investment grade U.S. corporate bonds (+2.5%), and U.S. REITs (+3.0%).

As usual, an end-of-period returns-based analysis tells us little about the path of asset returns. From a risk perspective, this year was much less volatile than the prior year. For the year ended March 31, 2016, the average maximum drawdown across the universe was nearly 16%. Ten of the exposures experienced drawdowns of greater than 10% and four experienced drawdowns greater than 20%. MLPs earned the dubious distinction of having the largest peak-to-trough loss at 52.0%. For this fiscal year, the average maximum drawdown was only 8.3%. Only five exposures (U.S. Treasuries, international Treasury, U.S. REITs, international REITs, and international dividend stocks) had drawdowns greater than 10% and no exposures had drawdowns in excess of 20%.

The Fund was fully invested with no defensive short-term Treasury allocation for the duration of the fiscal year. Our largest average positions were in bank loans, investment grade U.S. corporate bonds, mortgage REITs, high yield corporate bonds, and preferreds. We completely avoided international Treasuries during the period.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change

[6]	Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance of returns. Commonly, higher volatility implies higher risk.

[7]	Correlation is a measure of the degree to which the values of different investment types move in the same direction. The correlation coefficient indicates both the strength and direction of the relationship between two variables. Values range from -1.0, indicating a strong negative relationship, to +1.0, indicating a strong positive relationship.

from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2017, we were invested in twelve of the sixteen exposures in our universe. Our top five allocations – from largest to smallest – are to bank loans, high yield corporate bonds, mortgage REITs, investment grade corporate bonds, and preferreds.

After our momentum models determine which exposures have positive trends and will be included in the portfolio, allocations are made proportionally to estimated Sharpe Ratios. We proxy Sharpe Ratios with risk-adjusted yield. As a result, risk- adjusted yields can be instructive as to how allocations may potentially change should our momentum signal on a given exposure switch from positive to negative or vice versa.

Overall, risk-adjusted yields were approximately 40% higher at the end of the fiscal year relative to the beginning of the fiscal year. Since average gross yields dropped nearly 60 basis points (bps) during the period, declining volatility levels drove this change.

Bank loans, preferreds, high yield corporate bonds, mortgage REITs, and USD- denominated emerging market bonds offered the highest risk-adjusted yield in the universe. Of these five exposures, only USD-denominated emerging market bonds were not in the portfolio as of fiscal year end. Given their attractive risk-adjusted yield profile, we would expect this asset class to have a relatively large allocation should its momentum turn positive.

International Treasuries, U.S. Treasuries, U.S. REITs, U.S. dividend stocks, and MLPs were offering the lowest risk-adjusted yield. Four of these five exposures score poorly due to below average absolute yields. MLPs are the lone exception. They offer the second highest trailing yield, but are penalized severely for having annualized volatility of nearly 40%.

We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer

Justin Sibears, Managing Director

NLD Code: 5310-NLD-04/25/2017

Newfound Case ID: 5694067

Newfound Risk Managed Global Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2017

The Fund’s performance figures* for the year ended March 31, 2017 compared to its benchmark:

		Since Inception (1)
	1 Year	(Annualized)
Newfound Risk Managed Global Sectors Fund - Class A Shares	11.97%	1.38%
Newfound Risk Managed Global Sectors Fund - Class A Shares With Load	5.55%	(0.70)%
Newfound Risk Managed Global Sectors Fund - Class C Shares	11.10%	0.59%
Newfound Risk Managed Global Sectors Fund - Class I Shares	12.20%	1.66%
MSCI All Country World Index **	15.04%	4.77%
Bloomberg Barclays U.S. Treasury 1-3 Year Index ***	0.24%	0.66%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expense for the fiscal year ended March 31, 2017, including underlying funds, is 2.14%, 2.89%, and 1.89% of average daily nets assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

The Fund’s holdings by asset class as of March 31, 2017 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	99.9%
Short-Term Investments	0.2%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Multi-Asset Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2017

The Fund’s performance figures* for the year ended March 31, 2017, compared to its benchmark:

		Since Inception (1)
	1 Year	(Annualized)
Newfound Multi-Asset Income Fund - Class A Shares	7.51%	1.59%
Newfound Multi-Asset Income Fund - Class A Shares With Load	1.37%	(0.73)%
Newfound Multi-Asset Income Fund - Class C Shares	6.80%	0.83%
Newfound Multi-Asset Income Fund - Class I Shares	7.72%	1.81%
S&P 500 Total Return Index **	17.17%	8.98%
Bloomberg Barclays U.S. Aggregate Bond Index ***	0.44%	2.19%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.60%, 2.35% and 1.35% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expense for the fiscal year ended March 31, 2017, including underlying funds, is 1.92%, 2.67%, and 1.67% of average daily nets assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

The Fund’s holdings by asset class as of March 31, 2017 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	65.2%
Exchange Traded Funds - Equity	31.5%
Exchange Traded Notes	3.2%
Short-Term Investments	0.5%
Liabilities in Excess of Other Assets	(0.4)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Risk Managed U.S. Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2017

The Fund’s performance figures* for the year ended March 31, 2017 compared to its benchmark:

	1 Year	Since Inception (1)
Newfound Risk Managed U.S. Sectors Fund - Class A Shares	13.45%	0.64%
Newfound Risk Managed U.S. Sectors Fund - Class A Shares With Load	6.96%	(2.57)%
Newfound Risk Managed U.S. Sectors Fund - Class C Shares	12.55%	0.03%
Newfound Risk Managed U.S. Sectors Fund - Class I Shares	13.88%	0.95%
S&P 500 Total Return Index **	17.17%	8.71%
Bloomberg Barclays U.S. Treasury 1-3 Year Index ***	0.24%	0.62%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be reiuired to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.50%, 2.25% and 1.25% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expense for the fiscal year ended March 31, 2017, including underlying funds, is 1.64%, 2.39%, and 1.39% of average daily nets assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

The Fund’s holdings by asset class as of March 31, 2017 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	99.8%
Short-Term Investments	0.6%
Liabilities in Excess of Other Assets	(0.4)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Risk Managed Global Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2017

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 99.9%
	EQUITY FUNDS - 99.9%
57,070	iShares Global Consumer Discretionary, ETF	$5,506,114
46,772	iShares Global Consumer Staples, ETF	4,647,734
161,866	iShares Global Energy, ETF	5,373,951
87,465	iShares Global Financials,ETF	5,326,618
29,812	iShares Global Healthcare, ETF	3,064,375
67,532	iShares Global Industrial, ETF	5,428,222
91,458	iShares Global Materials, ETF	5,415,228
44,587	iShares Global Tech, ETF	5,539,935
45,683	iShares Global Telecom, ETF	2,717,225
65,393	iShares Global Utilities, ETF	3,153,904
		46,173,306

	TOTAL EXCHANGE TRADED FUNDS (Cost $40,757,334)	46,173,306

	SHORT-TERM INVESTMENTS - 0.2%
114,717	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.54% + (Cost $114,717)	114,717

	TOTAL INVESTMENTS - 100.1% (Cost $40,872,051) (a)	$46,288,023
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(48,252)
	TOTAL NET ASSETS - 100.0%	$46,239,771

ETF - Exchange Traded Fund

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,013,566 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$5,274,457
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$5,274,457

See accompanying notes to financial statements.

Newfound Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2017

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 96.7%
	DEBT FUNDS - 65.2%
76,409	iShares iBoxx High Yield Corporate Bond, ETF	$6,707,182
40,443	iShares iBoxx Investment Grade Corporate Bond, ETF	4,768,634
114,272	iShares US Preferred Stock, ETF	4,422,327
1,707	JPMorgan Disciplined High Yield, ETF	87,125
594,885	PowerShares Senior Loan Portfolio	13,837,025
91,522	SPDR Bloomberg Barclays Convertible Securities, ETF	4,402,208
182,008	VanEck Vectors J.P. Morgan EM Local Currency Bond, ETF	3,368,968
		37,593,469
	EQUITY FUNDS - 31.5%
59,554	Global X MLP, ETF	692,018
29,967	Horizons NASDAQ-100 Covered Call, ETF	696,733
44,394	iShares International Select Dividend, ETF	1,396,635
130,067	iShares Mortgage Real Estate Capped, ETF	5,890,734
125,435	PowerShares S&P 500 BuyWrite Portfolio	2,765,842
37,189	Vanguard High Dividend Yield, ETF	2,887,726
27,240	Vanguard International High Dividend Yield, ETF	1,649,654
26,914	Vanguard Real Estate Investment Trust, ETF	2,222,827
		18,202,169

	TOTAL EXCHANGE TRADED FUNDS (Cost $54,105,687)	55,795,638

	EXCHANGE TRADED NOTES - 3.2%
56,839	JPMorgan Alerian MLP Index ETN	1,835,900
	TOTAL EXCHANGE TRADED NOTES (Cost $1,740,175)	1,835,900

	SHORT-TERM INVESTMENTS - 0.5%
279,794	BlackRock Liquidity Funds Treasury Trust Fund Portfolio Class 0.54%+ (Cost $279,794)	279,794

	TOTAL INVESTMENTS - 100.4% (Cost $56,125,656) (a)	$57,911,332
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(209,228)
	TOTAL NET ASSETS - 100.0%	$57,702,104

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $56,245,116 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,840,084
Unrealized Depreciation:	(173,868)
Net Unrealized Appreciation:	$1,666,216

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2017

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 99.8%
	EQUITY FUNDS - 99.8%
29,702	Consumer Discretionary Select Sector SPDR Fund	$2,612,291
45,749	Consumer Staples Select Sector SPDR Fund	2,496,980
34,980	Energy Select Sector SPDR Fund	2,445,102
810	Fidelity MSCI Consumer Discretionary Index, ETF	28,091
10,342	Fidelity MSCI Consumer Staples Index, ETF	339,942
19,683	Fidelity MSCI Energy Index, ETF	386,377
1,267	Fidelity MSCI Financials Index, ETF	44,535
852	Fidelity MSCI Health Care Index, ETF	30,425
860	Fidelity MSCI Industrials Index, ETF	28,870
666	Fidelity MSCI Information Technology Index, ETF	27,406
1,119	Fidelity MSCI Materials Index, ETF	34,163
103	Fidelity MSCI Telecommunication Services Index, ETF	3,156
6,930	Fidelity MSCI Utilities Index, ETF	230,838
105,406	Financial Select Sector SPDR Fund	2,501,284
34,459	Health Care Select Sector SPDR Fund	2,562,371
39,492	Industrial Select Sector SPDR Fund	2,569,350
49,441	Materials Select Sector SPDR Fund	2,591,203
48,565	Technology Select Sector SPDR Fund	2,589,000
38,098	Utilities Select Sector SPDR Fund	1,954,808
		23,476,192

	TOTAL EXCHANGE TRADED FUNDS (Cost $21,884,415)	23,476,192

	SHORT-TERM INVESTMENTS - 0.6%
152,885	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.54% + (Cost $152,885)	152,885

	TOTAL INVESTMENTS - 100.4% (Cost $22,037,300) (a)	$23,629,077
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(102,399)
	TOTAL NET ASSETS - 100.0%	$23,526,678

ETF - Exchange Traded Fund

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,094,341 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,630,081
Unrealized Depreciation:	(95,345)
Net Unrealized Appreciation:	$1,534,736

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2017

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
ASSETS
Investment securities:
At cost	$40,872,051	$56,125,656	$22,037,300
At fair value	$46,288,023	$57,911,332	$23,629,077
Receivable due from Adviser	—	—	10,137
Dividends and interest receivable	14	246	47
Receivable for Fund shares sold	13,066	104,611	—
Prepaid expenses and other assets	27,426	33,552	20,203
TOTAL ASSETS	46,328,529	58,049,741	23,659,464

LIABILITIES
Distribution (12b-1) fees payable	1,355	9,777	2,834
Payable for investments purchased	—	159,842	98,824
Investment advisory fees payable	45,747	28,074	—
Payable for Fund shares redeemed	—	118,920	—
Compliance officer fees payable	60	—	—
Payable to related parties	12,219	25,108	22,762
Non 12b-1 shareholder services fee payable	2,394	187	2,700
Accrued expenses and other liabilities	26,983	5,729	5,666
TOTAL LIABILITIES	88,758	347,637	132,786
NET ASSETS	$46,239,771	$57,702,104	$23,526,678

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$48,353,103	$57,002,565	$22,134,841
Accumulated net investment gain (loss)	(183,357)	12,010	—
Accumulated net realized loss from security transactions	(7,345,947)	(1,098,147)	(199,940)
Net unrealized appreciation on investments	5,415,972	1,785,676	1,591,777
NET ASSETS	$46,239,771	$57,702,104	$23,526,678

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2017

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$5,018,888	$38,363,186	$8,572,638
Shares of beneficial interest outstanding	488,927	3,901,368	866,740
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.27	$9.83	$9.89
Maximum offering price per share (5.75% sales charge)	$10.90	$10.43	$10.49

Class C Shares:
Net Assets	$344,175	$2,490,292	$1,117,987
Shares of beneficial interest outstanding	34,028	254,097	113,453
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.11	$9.80	$9.85

Class I Shares:
Net Assets	$40,876,708	$16,848,626	$13,836,053
Shares of beneficial interest outstanding	3,977,768	1,713,399	1,394,081
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.28	$9.83	$9.92

(a)	Redemptions made within 30 days of purchase may be assesed a redemption fee of 1.00%.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2017

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
INVESTMENT INCOME
Dividends	$1,125,204	$1,722,947	$375,522
Interest	235	1,463	778
TOTAL INVESTMENT INCOME	1,125,439	1,724,410	376,300

EXPENSES
Investment advisory fees	619,365	352,771	135,737
Distribution (12b-1) fees:
Class A	15,150	54,806	24,125
Class C	3,892	10,303	8,256
Registration fees	72,600	55,980	41,340
Transfer agent fees	60,493	10,829	10,182
Administrative services fees	48,493	28,760	17,156
Non 12b-1 Shareholder Service	37,192	4,206	6,518
Accounting services fees	33,464	24,357	25,109
Custodian fees	16,763	4,616	5,041
Printing expenses	24,162	12,796	4,837
Audit Fees	17,495	17,495	17,496
Compliance officer fees	17,071	10,248	5,156
Legal Fees	13,011	11,999	9,635
Trustees fees and expenses	10,287	10,099	9,414
		2,354	2,302
Insurance expense	3,050	365	315
Other expenses	6,054	5,583	4,456
TOTAL EXPENSES	1,000,065	617,567	327,075

Less: Fees waived by the Adviser	(173,971)	(74,345)	(115,735)

NET EXPENSES	826,094	543,222	211,340
NET INVESTMENT INCOME	299,345	1,181,188	164,960

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from security transactions	2,688,112	(426,849)	461,676
Distributions of realized gains by underlying investment companies	—	3,874	—
Net change in unrealized appreciation on investments	3,081,183	1,498,282	1,204,129
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	5,769,295	1,075,307	1,665,805

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,068,640	$2,256,495	$1,830,765

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Newfound Risk Managed Global Sectors
	Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
FROM OPERATIONS
Net investment income	$299,345	$449,518
Net realized gain (loss) from security transactions	2,688,112	(7,496,437)
Net change in unrealized appreciation (depreciation) on investments	3,081,183	(283,416)
Net increase (decrease) in net assets resulting from operations	6,068,640	(7,330,335)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(14,766)	(15,276)
Class I	(289,153)	(396,854)
From distributions to shareholders	(303,919)	(412,130)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	2,641,357	5,956,244
Class C	68,885	160,601
Class I	5,242,585	31,560,400
Distributions Reinvested
Class A	14,019	11,141
Class I	272,329	382,452
Redemption fee proceeds
Class A	67	573
Class C	—	40
Class I	852	4,844
Cost of Shares Redeemed
Class A	(4,445,938)	(6,602,802)
Class C	(181,052)	(130,857)
Class I	(27,002,976)	(36,597,317)
Net decrease in net assets from shares of beneficial interest	(23,389,872)	(5,254,681)

TOTAL DECREASE IN NET ASSETS	(17,625,151)	(12,997,146)

NET ASSETS
Beginning of year	63,864,922	76,862,068
End of year*	$46,239,771	$63,864,922
* Includes accumulated net investment loss of:	$(183,357)	$(193,255)

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed Global Sectors
	Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
SHARE ACTIVITY
Class A:
Shares Sold	279,218	617,607
Shares Reinvested	1,433	1,194
Shares Redeemed	(467,843)	(703,043)
Net decrease in shares of beneficial interest outstanding	(187,192)	(84,242)

Class C:
Shares Sold	7,106	15,979
Shares Redeemed	(18,782)	(14,200)
Net increase (decrease) in shares of beneficial interest outstanding	(11,676)	1,779

Class I:
Shares Sold	546,618	3,219,804
Shares Reinvested	27,817	40,947
Shares Redeemed	(2,806,771)	(3,877,567)
Net decrease in shares of beneficial interest outstanding	(2,232,336)	(616,816)

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
FROM OPERATIONS
Net investment income	$1,181,188	$144,590
Net realized loss from security transactions	(426,849)	(671,903)
Distributions of realized gains by underlying investment companies	3,874	—
Net change in unrealized appreciation on investments	1,498,282	294,340
Net increase (decrease) in net assets resulting from operations	2,256,495	(232,973)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(751,797)	(36,695)
Class C	(26,242)	(2,363)
Class I	(423,698)	(148,405)
From distributions to shareholders	(1,201,737)	(187,463)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	38,833,597	5,305,070
Class C	2,124,141	500,850
Class I	19,691,135	7,460,412
Distributions Reinvested
Class A	745,745	34,654
Class C	23,524	1,526
Class I	197,081	140,780
Redemption fee proceeds
Class A	4,925	206
Class C	5	29
Class I	1,767	593
Cost of Shares Redeemed
Class A	(6,455,538)	(1,002,684)
Class C	(139,676)	(76,664)
Class I	(13,046,234)	—
Net increase in net assets from shares of beneficial interest	41,980,472	12,364,772

TOTAL INCREASE IN NET ASSETS	43,035,230	11,944,336

NET ASSETS
Beginning of year	14,666,874	2,722,538
End of year*	$57,702,104	$14,666,874
*Includes accumulated net investment gain of:	$12,010	$—

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2017	March 31, 2016
SHARE ACTIVITY
Class A:
Shares Sold	3,994,587	564,284
Shares Reinvested	76,757	3,683
Shares Redeemed	(664,393)	(107,396)
Net increase in shares of beneficial interest outstanding	3,406,951	460,571

Class C:
Shares Sold	219,791	52,652
Shares Reinvested	2,428	163
Shares Redeemed	(14,365)	(8,320)
Net increase in shares of beneficial interest outstanding	207,854	44,495

Class I:
Shares Sold	2,033,509	768,836
Shares Reinvested	20,295	14,905
Shares Redeemed	(1,357,794)	—
Net increase in shares of beneficial interest outstanding	696,010	783,741

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed U.S. Sectors Fund

	For the	For the
	Year Ended	Period Ended
	March 31, 2017	March 31, 2016 (a)
FROM OPERATIONS
Net investment Income	$164,960	$14,300
Net realized gain (loss) from security transactions	461,676	(661,616)
Net change in unrealized appreciation on investments	1,204,129	387,648
Net increase (decrease) in net assets resulting from operations	1,830,765	(259,668)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(191,398)	(8,991)
Class C	(10,289)	—
Class I	(64,917)	(7,526)
From distributions to shareholders	(266,604)	(16,517)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	6,093,660	9,591,812
Class C	629,204	1,046,212
Class I	13,815,060	3,872,657
Distributions Reinvested
Class A	184,720	8,765
Class C	7,842	—
Class I	61,072	6,828
Redemption fee proceeds
Class A	4	23
Class C	—	37
Class I	2,679	106
Cost of Shares Redeemed
Class A	(7,991,420)	(352,710)
Class C	(587,568)	(28,413)
Class I	(2,823,280)	(1,298,588)
Net increase in net assets from shares of beneficial interest	9,391,973	12,846,729

TOTAL INCREASE IN NET ASSETS	10,956,134	12,570,544

NET ASSETS
Beginning of Period	12,570,544	—
End of Period *	$23,526,678	$12,570,544
*Includes accumulated net investment loss of:	$—	$—

(a)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed U.S. Sectors Fund

	For the	For the
	Year Ended	Period Ended
	March 31, 2017	March 31, 2016 (a)
SHARE ACTIVITY
Class A:
Shares Sold	647,920	1,072,295
Shares Reinvested	20,527	962
Shares Redeemed	(835,311)	(39,653)
Net increase (decrease) in shares of beneficial interest outstanding	(166,864)	1,033,604

Class C:
Shares Sold	66,729	113,555
Shares Reinvested	874	—
Shares Redeemed	(64,525)	(3,180)
Net increase in shares of beneficial interest outstanding	3,078	110,375

Class I:
Shares Sold	1,429,907	410,962
Shares Reinvested	6,557	746
Shares Redeemed	(311,057)	(143,034)
Net increase in shares of beneficial interest outstanding	1,125,407	268,674

(a)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class A

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$9.20	$10.06	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.03	0.03	(0.07	) (10)
Net realized and unrealized gain (loss) on investments	1.07	(0.87)	0.20
Total from investment operations	1.10	(0.84)	0.13
Less distributions from:
Return of capital	—	—	(0.00	) (9)
Net investment income	(0.03)	(0.02)	(0.07)
Total distributions	(0.03)	(0.02)	(0.07)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00	0.00
Net asset value, end of period	$10.27	$9.20	$10.06
Total return (3)	11.97%	(8.33)%	1.31	% (8)
Net assets, at end of period (000s)	$5,019	$6,219	$7,646
Ratio of gross expenses to average net assets (4)(6)	2.07%	1.92%	1.95	% (5)
Ratio of net expenses to average net assets(6)	1.75%	1.75%	1.75	% (5)
Ratio of net investment income (loss) to average net assets(7)	0.34%	0.28%	(0.81	)% (5)
Portfolio Turnover Rate	106%	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Adivsor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class C

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$9.10	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)	(0.04)	(0.13	) (10)
Net realized and unrealized gain (loss) on investments	1.05	(0.86)	0.19
Total from investment operations	1.01	(0.90)	0.06
Less distributions from:
Return of capital	—	—	(0.00	) (9)
Net investment income	—	—	(0.06)
Total distributions	—	—	(0.06)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00	0.00
Net asset value, end of period	$10.11	$9.10	$10.00
Total return (3)	11.10%	(9.00)%	0.58	% (8)
Net assets, at end of period (000s)	$344	$416	$439
Ratio of gross expenses to average net assets (4)(6)	2.82%	2.67%	2.70	% (5)
Ratio of net expenses to average net assets (6)	2.50%	2.50%	2.50	% (5)
Ratio of net investment loss to average net assets (7)	(0.43)%	(0.40)%	(1.46	)% (5)
Portfolio Turnover Rate	106%	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redmption fees. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class I

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$9.22	$10.07	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.06	0.06	(10)
Net realized and unrealized gain (loss) on investments	1.06	(0.86)	0.09
Total from investment operations	1.12	(0.80)	0.15
Less distributions from:
Return of capital	—	—	(0.00	) (9)
Net investment income	(0.06)	(0.05)	(0.08)
Total distributions	(0.06)	(0.05)	(0.08)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00	0.00
Net asset value, end of period	$10.28	$9.22	$10.07
Total return (3)	12.20%	(7.95)%	1.49	% (8)
Net assets, at end of period (000s)	$40,877	$57,230	$68,777
Ratio of gross expenses to average net assets (4)(6)	1.82%	1.67%	1.70	% (5)
Ratio of net expenses to average net assets (6)	1.50%	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.59%	0.61%	0.67	% (5)
Portfolio Turnover Rate	106%	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redmption fees. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class A

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2017	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$9.41	$10.10	$10.00
Activity from investment operations:
Net investment income (2)	0.32	0.13	0.30	(10)
Net realized and unrealized gain (loss) on investments	0.38	(0.54)	(0.20	) (10)
Total from investment operations	0.70	(0.41)	0.10
Less distributions from:
Net investment income	(0.28)	(0.28)	—
Total distributions	(0.28)	(0.28)	—
Paid-in-Capital From Redemption Fees	— (9)	— (9)	—
Net asset value, end of period	$9.83	$9.41	$10.10
Total return (3)	7.51%	(4.10)%	1.00	% (8)
Net assets, at end of period (000s)	$38,363	$4,651	$342
Ratio of gross expenses to average net assets (4)(6)	1.81%	2.83%	29.17	% (5)
Ratio of net expenses to average net assets (6)	1.60%	1.60%	1.60	% (5)
Ratio of net investment income to average net assets(7)	3.33%	1.27%	5.39	% (5)
Portfolio Turnover Rate	120%	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class C

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2017	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$9.37	$10.05	$10.00
Activity from investment operations:
Net investment income (2)	0.26	0.05	0.27	(10)
Net realized and unrealized gain (loss) on investments	0.37	(0.54)	(0.22	) (10)
Total from investment operations	0.63	(0.49)	0.05
Less distributions from:
Net investment income	(0.20)	(0.19)	—
Total distributions	(0.20)	(0.19)	—
Paid-in-Capital From Redemption Fees	— (9)	— (9)	—
Net asset value, end of period	$9.80	$9.37	$10.05
Total return (3)	6.80%	(4.85)%	0.50	% (8)
Net assets, at end of period (000s)	$2,490	$433	$18
Ratio of gross expenses to average net assets (4)(6)	2.56%	3.58%	29.92	% (5)
Ratio of net expenses to average net assets (6)	2.35%	2.35%	2.35	% (5)
Ratio of net investment income to average net assets (7)	2.65%	0.56%	4.77	% (5)
Portfolio Turnover Rate	120%	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class I

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	March 31, 2017	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$9.42	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.33	0.16	0.43	(10)
Net realized and unrealized gain (loss) on investments	0.39	(0.55)	(0.32	) (10)
Total from investment operations	0.72	(0.39)	0.11
Less distributions from:
Net investment income	(0.31)	(0.30)	—
Total distributions	(0.31)	(0.30)	—
Paid-in-Capital From Redemption Fees	— (9)	— (9)	—
Net asset value, end of period	$9.83	$9.42	$10.11
Total return (3)	7.72%	(3.87)%	1.10	% (8)
Net assets, at end of period (000s)	$16,849	$9,583	$2,363
Ratio of gross expenses to average net assets (4)(6)	1.56%	2.58%	28.92	% (5)
Ratio of net expenses to average net assets (6)	1.35%	1.35%	1.35	% (5)
Ratio of net investment income to average net assets (7)	3.41%	1.65%	7.58	% (5)
Portfolio Turnover Rate	120%	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed U.S. Sectors Fund Class A
	For the	For the
	Year Ended	Period Ended
	March 31, 2017	March 31, 2016 (1)

Net asset value, beginning of period	$8.90	$10.00
Activity from investment operations:
Net investment income (2)	0.11	0.04	(10)
Net realized and unrealized gain (loss) on investments	1.07	(1.12)
Total from investment operations	1.18	(1.08)
Less distributions from:
Net investment income	(0.19)	(0.02)
Total distributions	(0.19)	(0.02)
Paid-in-Capital From Redemption Fees (9)	—	—
Net asset value, end of period	$9.89	$8.90
Total return (3)	13.45%	(10.83	)% (8)
Net assets, at end of period (000s)	$8,573	$9,197
Ratio of gross expenses to average net assets (4)(6)	2.31%	3.61	% (5)
Ratio of net expenses to average net assets (6)	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	1.21%	0.54	% (5)
Portfolio Turnover Rate	190%	308	% (8)

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed U.S. Sectors Fund Class C
	For the	For the
	Year Ended	Period Ended
	March 31, 2017	March 31, 2016 (1)

Net asset value, beginning of period	$8.89	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.02	(0.03	)(10)
Net realized and unrealized gain (loss) on investments	1.08	(1.08)
Total from investment operations	1.10	(1.11)
Less distributions from:
Net investment income	(0.14)	—
Total distributions	(0.14)	—
Paid-in-Capital From Redemption Fees (9)	0.00	0.00
Net asset value, end of period	$9.85	$8.89
Total return (3)	12.55%	(11.10	)% (8)
Net assets, at end of period (000s)	$1,118	$981
Ratio of gross expenses to average net assets (4)(6)	3.06%	4.36	% (5)
Ratio of net expenses to average net assets (6)	2.25%	2.25	% (5)
Ratio of net investment income (loss) to average net assets (7)	0.21%	(0.46	)% (5)
Portfolio Turnover Rate	190%	308	% (8)

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed U.S. Sectors Fund Class I

	For the	For the
	Year Ended	Period Ended
	March 31, 2017	March 31, 2016 (1)

Net asset value, beginning of period	$8.91	$10.00
Activity from investment operations:
Net investment income (2)	0.12	0.03	(10)
Net realized and unrealized gain (loss) on investments	1.10	(1.10)
Total from investment operations	1.22	(1.07)
Less distributions from:
Net investment income	(0.21)	(0.02)
Total distributions	(0.21)	(0.02)
Paid-in-Capital From Redemption Fees (9)	(0.00)	0.00
Net asset value, end of period	$9.92	$8.91
Total return (3)	13.88%	(10.66	)% (8)
Net assets, at end of period (000s)	$13,836	$2,393
Ratio of gross expenses to average net assets (4)(6)	2.06%	3.36	% (5)
Ratio of net expenses to average net assets (6)	1.25%	1.25	% (5)
Ratio of net investment income to average net assets (7)	1.22%	0.37	% (5)
Portfolio Turnover Rate	190%	308	% (8)

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2017

1.	ORGANIZATION

The Newfound Risk Managed Global Sectors Fund (“Risk Managed Global Sectors Fund”), the Newfound Multi-Asset Income Fund (“Multi-Asset Income Fund”), and the Newfound Risk Managed U.S. Sectors Fund (“Risk Managed U.S. Sectors Fund”) (collectively the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The Risk Managed Global Sectors Fund primarily seeks long term capital appreciation and secondarily seeks capital preservation. The Multi-Asset Income Fund seeks income with capital appreciation as a secondary objective . The Risk Managed U.S. Sectors Fund seeks long term capital appreciation with an emphasis on preservation of capital. The Risk Managed Global Sectors Fund commenced operations on May 19, 2014. The Multi-Asset Income Fund commenced operations on September 8, 2014. The Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

The Funds currently offer Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes of a Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares of a Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In additionally, ETNs are subject to credit risk generally to the same extent as debt securities.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2017 for the Funds’ assets and liabilities measured at fair value:

Newfound Risk Managed Global Sectors Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$46,173,306	$—	$—	$46,173,306
Short-Term Investments	114,717	—	—	114,717
Total	$46,288,023	$—	$—	$46,288,023

Newfound Multi-Asset Income Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$55,795,638	$—	$—	$55,795,638
Exchange Traded Notes	1,835,900	—	—	1,835,900
Short-Term Investments	279,794	—	—	279,794
Total	$57,911,332	$—	$—	$57,911,332

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

Newfound Risk Managed U.S. Sectors Fund

			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$23,476,192	$—	$—	$23,476,192
Short-Term Investments	152,885	—	—	152,885
Total	$23,629,077	$—	$—	$23,629,077

The Funds did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of any Level during the current period presented.

It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

*	Refer to the Schedule of Investments for classification by asset class.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Risk Managed Global Sectors Fund, and quarterly for the Multi-Asset Income Fund, and Risk Managed U.S. Sectors Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Funds’ 2017 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $57,197,862 and $80,697,479, respectively, for Risk Managed Global Sectors Fund, $84,598,695 and $42,631,740 respectively, for Multi-Asset Income Fund and $36,943,890 and $27,524,562 respectively, for Risk Managed U.S. Sectors Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Newfound Research LLC serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.15%, 1.00%, and 0.95% of the Risk Managed Global Sectors Fund’s, Multi-Asset Income Fund’s, and Risk Managed U.S. Sectors Fund’s average daily net assets, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2018 to waive a portion of its management fees and reimburse expenses of each Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to the Risk Managed Global Sectors Fund Class A, Class C, and Class I shares, respectively, 1.60%, 2.35%, and 1.35% attributable to the Multi-Asset Income Fund Class A, Class C and Class I shares, respectively, and 1.50%, 2.25%, and 1.25% attributable to the Risk Managed U.S. Sectors Fund Class A, Class C and Class I shares, respectively.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ management fees are subsequently less than the agreed upon percentage of average daily net assets attributable to Class A, Class C, and Class I shares, the Adviser shall be entitled to reimbursement by the Funds for such waiver. For the year ended March 31, 2017, the Adviser waived $173,971, $74,345 and $115,735 in expenses for the Risk Managed Global Sectors Fund, Multi-Asset Income Fund, and Risk Managed U.S. Sectors Fund, respectively. As of March 31, 2017, the Adviser has waived/reimbursed expenses that may be recovered no later than March 31 of the year indicated below:

	2018	2019	2020
Risk Managed Global Sectors Fund	$77,852	$132,395	$173,971
Multi-Asset Income Fund	$81,071	$112,312	$74,345
Risk Managed US Sectors Fund	$0	$62,000	$115,735

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A shares and Class C shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

The Plans are a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the year ended March 31, 2017, the Funds accrued the following fees under the Plans:

Fund	Fee
Risk Managed Global Sectors Fund	$19,042
Multi-Asset Income Fund	65,109
Risk Managed U.S. Sectors Fund	32,381

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. During the year ended March 31, 2017 the Distributor received $7,230, $0, and $0 in underwriting commissions for Class A shares, Class C shares, and Class I shares, respectively for the Risk Managed Global Sectors Fund, of which $1,005, $0, and $0 was retained by the principal underwriter or other affiliated broker-dealers for Class A shares, Class C shares, and Class I shares, respectively. The Distributor received $22,643, $0, and $0 in underwriting commissions for Class A shares, Class C shares, and Class I shares, respectively for the Multi-Asset Income Fund, of which $3,303, $0, and $0 was retained by the principal underwriter or other affiliated broker-dealers for Class A shares, Class C shares, and Class I shares, respectively. The Distributor received $26,216, $0, and $0 in underwriting commissions for Class A shares, Class C shares, and Class I shares, respectively for the Risk Managed US Sectors Fund, of which $3,689, $0, and $0 was retained by the principal underwriter or other affiliated broker-dealers for Class A shares, Class C shares, and Class I shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds, for providing administration, fund accounting, and transfer agency services to the Funds in accordance with this agreement, GFS pays for all other operations services for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

6.	REDEMPTION FEES

A 1.00% redemption fee is imposed by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the year ended March 31, 2017 the Funds received $919, $6,697, and $2,683 in redemption fees for the Risk Managed Global Sectors Fund, Multi-Asset Income Fund, and Risk Managed US Sectors Fund, respectively.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Funds’ 2017 tax returns.

The tax character of fund distributions paid for the years ended March 31, 2017 and March 31, 2016 was as follows:

	For the year ended March 31, 2017				For the year ended March 31, 2016
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Newfound Risk Managed Global Sectors Fund	$289,447	$—	$14,472	$303,919	$393,559	$—	$18,571	$412,130
Newfound Multi-Asset Income Fund	$1,167,430	—	$34,307	$1,201,737	176,563	—	10,900	$187,463
Newfound Risk Managed U.S. Sectors Fund	$164,960	—	$101,644	$266,604	14,300	—	2,217	$16,517

As of March 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Newfound Risk Managed Global Sectors Fund	$—	$—	$(7,117,890)	$—	$(269,899)	$5,274,457	$(2,113,332)
Newfound Multi-Asset Income Fund	—	—	$(338,413)	—	$(628,264)	$1,666,216	$699,539
Newfound Risk Managed U.S. Sectors Fund	—	—	$(142,899)	—	$—	$1,534,736	$1,391,837

The difference between book basis and tax basis unrealized appreciation/depreciation, and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Newfound Risk Managed Global Sectors Fund incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Newfound Risk Managed Global Sectors Fund	$183,357
Newfound Multi-Asset Income Fund	—
Newfound Risk Managed U.S. Sectors Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Newfound Risk Managed Global Sectors Fund	$86,542
Newfound Multi-Asset Income Fund	$628,264
Newfound Risk Managed U.S. Sectors Fund	$—

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017

At March 31, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Newfound Risk Managed Global Sectors Fund	$7,013,366	$104,524	$7,117,890	Non-expiring
Newfound Multi-Asset Income Fund	$335,277	$3,136	$338,413	Non-expiring
Newfound Risk Managed U.S. Sectors Fund	$142,899	$—	$142,899	Non-expiring

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and adjustments for C-Corporation return of capital distributions, resulted in reclassifications for the Funds for the year ended March 31, 2017 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Newfound Risk Managed Global Sectors Fund	$(14,472)	$14,472	$—
Newfound Multi-Asset Income Fund	$(34,307)	$32,559	$1,748
Newfound Risk Managed U.S. Sectors Fund	$(101,644)	$101,644	$—

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2017, SP Investment Associates was the record owner of 54.87% of the Risk Managed Global Sectors Fund’s outstanding shares, TD Ameritrade was the record owner of 50.37% of the Multi-Asset Income Fund’s outstanding shares. SP Investment Associates, and TD Ameritrade, may be the beneficial owner of some or all of the shares for each respective Fund, or may hold the shares for the benefit of others. As a result, SP Investment Associates, and TD Ameritrade may be deemed to control the Risk Managed Global Sectors Fund, and Multi-Asset Income Fund, respectively.

9.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2017

Renewal of Advisory Agreement –Newfound Risk Managed Global Sectors Fund and Newfound Risk Managed U.S. Sectors Fund*

In connection with a meeting held on February 16th and 17th, 2017, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between The Newfound Research, LLC (the “Adviser”) and the Trust, with respect to the Newfound Risk Managed Global Sectors Fund (“Newfound GS”) and Newfound Risk Managed U.S. Sectors Fund (“Newfound US”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to Newfound GS and Newfound U.S. and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Quality and Extent of Services.

The Board reviewed NFR’s history and the experience of the investment personnel. The Board noted that the Adviser was founded in 2008 and presently managed directly or indirectly through models, TAMPS, etc., approximately $400 million. The Trustees observed that the Adviser offered an array of quantitatively-managed portfolios, custom portfolios and tactical overlays. The Board reviewed the Adviser’s investment process that centered on its proprietary quantitative model and behavior finance research to determine which sectors exhibited positive or negative momentum. The Board noted that the Adviser demonstrated great flexibility in its approach by continually reviewing the models, evaluating market trends and rebalancing each sector within the portfolio weekly. The Board reviewed the Adviser’s risk management and compliance programs. The Board observed that the Adviser utilized a dynamic volatility-adjusted momentum model to reduce sector exposure by allocating to cash or cash equivalents and capping exposure in any given sector. The Board commented that the Adviser complied with each Fund’s investment limitations by building limitations directly into the strategy code with automated execution. The Board reviewed the Adviser’s broker-dealer selection process, noting that the Adviser maintained a list of approved broker-dealers, based on an evaluation of qualitative service factors. The Board noted that the Adviser also utilized a third-party consulting firm to analyze trades for basis execution on a quarterly basis, while the CCO performed daily and quarterly analysis of the qualitative factors to regularly assess the broker-dealer list. The Board noted that the Adviser reported no material compliance or litigation issues since the last Advisory Agreement renewal. The Board appreciated the Adviser’s disciplined, rules-based investment process. The Board concluded that the Adviser should continue to provide quality service to Newfound GS and Newfound US and its shareholders.

Performance.

Newfound GS – The Board reviewed performance data for Newfound GS. The Board noted that over the last year Newfound GS performed on-par with the peer group median but underperformed the Morningstar Allocation 70%-85% category and its benchmark, MSCI ACWI NR. The Board noted also that Newfound GS had ranked poorly, underperforming in the third quartile. The Board acknowledged that the Adviser contended that a more appropriate benchmark for Newfound GS would be a blend of the MSCI and the Short-Term U.S. Treasury, which Newfound GS outperformed in the one-year period. Despite Newfound GS’s respectable 5.52% return in the one-year period, the Board expressed dissatisfaction with the its performance over the since-inception period, where it had underperformed its peer group, Morningstar category, benchmark and even the Adviser’s preferred benchmark due to the effects of volatility in Newfound GS’s cycle that resulted in a few whipsaw events. The Board acknowledged that the strategy overall seemed to deliver reasonable results with less risks than the funds in its peer

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2017

group and that the Adviser had been effective in limiting large drawdowns since inception during volatile periods. The Board concluded that the Adviser should continue to provide reasonable returns.

Newfound US – The Board reviewed performance data for Newfound US, noting that over the one year period Newfound US had outperformed its peer group median, but underperformed the Morningstar Large Blend category and its benchmark, the Russell 1000 TR. The Board observed that since inception in June 2015, Newfound US had performed on-par with its peer group but underperformed its Morningstar category and benchmark. The Board considered the Adviser’s explanation for these results that Newfound US’s portfolio was approximately half equities and half fixed income, whereas both the Morningstar category and benchmark were weighted more heavily towards equities. The Board discussed the Adviser’s contention that more appropriate comparison groups would reflect Newfound US’s active allocation between equity and fixed income. The Board considered this and other factors, and concluded that the Adviser should continue to provide reasonable results.

Fees and Expenses.

Newfound GS – The Board noted that the Adviser’s advisory fee of 1.15% was well above the median advisory fee of its peer group and Morningstar category. Similarly, the Board noted that the Adviser’s net expense ratio of 1.50% was greater than the peer group median and well above the Morningstar category median of 0.95%. The Board engaged in a robust discussion of the Adviser’s fees with respect to Newfound GS and considered the Adviser’s explanations. After further discussion, upon consideration of all relevant factors, including the fact that the Adviser had waived a large portion of its fees during the previous twelve months, the Board concluded that the advisory fee was not unreasonable.

Newfound US – The Board noted that Adviser’s advisory fee of 0.95% and its net expense ratio 1.25% were below the median of its peer group, but above the median of its Morningstar category. The Board considered the Adviser’s contention that its fee levels are competitive with those of similar funds. It also considered the fact that the Adviser waived all of its fees during the previous twelve months. The Board discussed this and other factors, and concluded that the advisory fee was not unreasonable.

Economies of Scale.

The Board discussed the size of Newfound GS and Newfound US and prospects for growth, concluding that neither fund had yet achieved meaningful economies justifying breakpoints. Upon the Board’s request, a representative of the Adviser agreed that, as each fund grows and the Adviser achieves economies of scale, the firm would be willing to discuss the implementation of breakpoints, or reduction, in the advisory fee on a per fund basis at that time. After discussion, the Board agreed to monitor and address the issue at the appropriate time.

Profitability.

The Board reviewed the profitability analysis in connection with the advisory services provided to Newfound GS and Newfound US by the Adviser. They observed the fact that the Adviser showed a modest, but not unreasonable profit from its relationship with Newfound GS and losses with respect to Newfound US. The Board concluded the level of profit realized by the Adviser in connection with its relationship with each fund was not excessive.

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2017

Conclusion.

Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for Newfound GS and Newfound US was reasonable and that renewal of the Advisory Agreement was in the best interests of Newfound GS and Newfound US and their respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Newfound GS or Newfound US.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Newfound Risk Managed Global Sectors Fund and Newfound Multi-Asset Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Newfound Risk Managed Global Sectors Fund and Newfound Multi-Asset Income Fund (collectively the Funds), each a separate series of Northern Lights Fund Trust III, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the periods from each respective fund’s commencement of operations through March 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Newfound Risk Managed Global Sectors Fund and Newfound Multi-Asset Income Fund as of March 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the periods from each respective fund’s commencement of operations through March 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado May 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Newfound Risk Managed U.S. Sectors Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Newfound Risk Managed U.S. Sectors Fund (the Fund), a separate series of Northern Lights Fund Trust III, as of March 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period from June 2, 2015 (commencement of operations) through March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Newfound Risk Managed U.S. Sectors Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from June 2, 2015 (commencement of operations) through March 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado May 30, 2017

The Newfound Funds
Expense Examples (Unaudited)
March 31, 2017

Example

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs, including sales loads and redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/16	3/31/17	Period	3/31/17	Period

Newfound Risk Managed Global Sectors Fund – Class A (a)	1.75%	$1,000.00	$1,064.20	$9.01	$1,016.21	$ 8.80
Newfound Risk Managed Global Sectors Fund – Class C (a)	2.50%	$1,000.00	$1,059.70	$12.84	$1,012.47	$ 12.54
Newfound Risk Managed Global Sectors Fund – Class I (a)	1.50%	$1,000.00	$1,065.40	$7.72	$1,017.45	$ 7.54
Newfound Multi-Asset Income Fund – Class A (a)	1.60%	$1,000.00	$1,012.00	$8.03	$1,016.95	$ 8.05
Newfound Multi-Asset Income Fund – Class C (a)	2.35%	$1,000.00	$1,008.70	$11.77	$1,013.21	$ 11.80
Newfound Multi-Asset Income Fund – Class I (a)	1.35%	$1,000.00	$1,013.20	$6.78	$1,018.20	$ 6.79
Newfound Risk Managed U.S. Sectors Fund – Class A (a)	1.50%	$1,000.00	$1,095.10	$7.84	$1,017.45	$ 7.54
Newfound Risk Managed U.S. Sectors Fund – Class C (a)	2.25%	$1,000.00	$1,090.80	$11.73	$1,013.71	$ 11.30
Newfound Risk Managed U.S. Sectors Fund – Class I (a)	1.25%	$1,000.00	$1,096.70	$6.53	$1,018.70	$ 6.29

(a)	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365.

NEWFOUND FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (Since September 1975 to September 2011).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2017, the Trust was comprised of 37 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/17-NLFT III-v3

NEWFOUND FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley* 80 Arkay Drive, Hauppauge, NY 11788 1970	President**/ Treasurer	February 2017 and 2013, respectively, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 - 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 - 2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014 - 2017), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 - 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006 - 2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009 - 2011); Assistant Director, FINRA (2000 - 2009).

*	Mr. Curley was elected President of the Trust, effective February 24, 2017.

**	Mr. Ash resigned from his position as President of the Trust effective February 24, 2017

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-394-9777.

3/31/17-NLFT III-v3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-394-9777 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file, or will file other complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-394-9777.

INVESTMENT ADVISOR
Newfound Research LLC
425 Boylston Street, 3rd Floor
Boston, Massachusetts 02116

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $46,000

2016 - $42,000

(b)	Audit-Related Fees

2017 – None

2016 - None

(c)	Tax Fees

2017 - $9,000

2016 - $8,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 - None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 06/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 06/13/2017

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 06/13/2017